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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 1995

                              SpecTran Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                0-12489              04-2729372
       (State or other         (Commission          (IRS Employer
        jurisdiction)           File No.)         Identification No)

         50 Hall Road, Sturbridge, MA  01566
        (Address of principal executive offices)

Registrant's telephone number, including area code  (508) 347-2261


         (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On May 23, 1995, SpecTran Corporation (the "Company") completed the acquisition of all of the issued and outstanding stock of Applied Photonic Devices, Inc., ("APD") from Irving N. Dwyer, David P. DaVia, The Irving N. Dwyer and Annette M. Dwyer Charitable Remainder Trust and the DaVia Charitable Remainder Trust for a total purchase price of $3.9 million, of which $650,000 was paid through the issuance of 144,444 shares of the Company's Common Stock priced at $4.50 per share, which was the closing price of the Company's stock on October 3, 1994. The assets acquired in the transaction include machinery, equipment, intellectual property, contract rights and accounts receivable. The amount of consideration paid was generally based upon the future earnings potential of APD. The source of the funds for the acquisition was primarily the Company's loan from Fleet Bank of Massachusetts, N.A. and the issuance of the aforesaid 144,444 shares. APD was engaged in the manufacture of fiber optic cable and related products. The Company intends to continue using the assets acquired for the purpose of manufacturing fiber optic cable and related products.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of business acquired.

         It is impracticable for the Company to provide the required financial statements at this time. The required financial statements will be filed under cover of Form 8 not later than August 6, 1995 (60 days after the date this report must be filed).

         (b)  Pro forma financial information.

         It is impracticable for the Company to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8 not later than August 6, 1995 (60 days after the date this report must be filed).

         (c)  Exhibits.

         99.3  Stock Purchase Agreement among APD Acquisition Corp. and Irving
N. Dwyer, David P. DaVia, The Irving N. Dwyer and Annette M. Dwyer Charitable Remainder Trust and the DaVia Charitable Remainder Trust dated March 31, 1995.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SPECTRAN CORPORATION
                                                    (Registrant)

Date: June 6, 1995                              /s/ Bruce A. Cannon
                                                -------------------------------
                                                Bruce A. Cannon
                                                Senior Vice President and Chief
                                                Financial Officer

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                                 EXHIBIT INDEX

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Exhibit    Description                                            Page
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
 99.3      Stock Purchase Agreement among APD Acquisition
           Corp. and Irving N. Dwyer, David P. DaVia, The
           Irving N. Dwyer and Annette M. Dwyer
           Charitable Remainder Trust and the DaVia
           Charitable Remainder Trust.
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